SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)       September 30, 1997
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                       McNEIL PACIFIC INVESTORS FUND 1972
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             (Exact name of registrant as specified in its charter)





         California                      0-7162             94-6279375
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(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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               (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code    (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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On September  30, 1997,  the  Registrant  sold Palm Bay  Apartments,  a 346 unit apartment complex located in Orlando, Florida, to Ceebraid Signal Portfolio II, L.P., an unaffiliated purchaser. The sales price was $6,850,000. Net cash proceeds to the Partnership amounted to approximately $4,508,960. Palm Bay Apartments was the Partnership's last real estate asset.


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                       McNEIL PACIFIC INVESTORS FUND 1972


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                                    McNEIL PACIFIC INVESTORS FUND 1972



October 15, 1997                    By:  /s/  Brandon K. Flaming
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Date                                     Brandon K. Flaming
                                         Chief Accounting Officer of McNeil
                                           Real Estate Management, Inc.